Creating a Preeminent Midwest  Community Bank August 2, 2016 KBW Community Bank Investor Conference  David B. Ramaker Chief Executive Officer Chemical Financial Corporation Dennis Klaeser Chief Financial Officer Talmer Bancorp, Inc.

2 Forward – Looking Statements This presentation contains forward‐looking statements regarding the outlook and expectations of Chemical Financial Corporation (“Chemical” or “CHFC”) and Talmer Bancorp, Inc. (“Talmer” or “TLMR”) with respect to their planned strategic partnership, including the benefits of the transaction, the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance (including anticipated accretion to earnings per share, tangible book value earn‐back period and internal rate of return), the assumed purchase accounting adjustments, credit marks, and intangibles and other key transaction assumptions, anticipated regulatory cost, timing of closing of the transaction, and consequences of Talmer’s integration into Chemical. Words such as "anticipated," "estimated," "expected," "projected," "assumed," "approximately," "continued," "should," "will" and variations of such words and similar expressions are intended to identify such forward‐looking statements. The Pro forma financial information is not a guarantee of future results and is presented for informational purposes only. Forward‐looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward‐ looking statements. Neither Chemical nor Talmer undertakes any obligation to update, amend or clarify forward‐looking statements, whether as a result of new information, future events or otherwise. Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation: • Completion of the transaction is dependent on, among other things, receipt of regulatory approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. • The impact of the completion of the transaction on Chemical's and Talmer’s financial statements will be affected by the timing of the transaction. • The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events. • The integration of Talmer's business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer’s or Chemical's existing businesses. • Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer and employee attrition may be greater than expected. • The outcome of pending or threatened litigation, whether currently existing or commencing in the future, including litigation related to the merger. • The effect of divestitures that may be required by regulatory authorities in certain markets in which Chemical and Talmer compete. • The challenges of integrating, retaining and hiring key personnel. • Failure to attract new customers and retain existing customers in the manner anticipated. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of each of Chemical's and Talmer’s Annual Report on Form 10‐K for the year ended December 31, 2015. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward‐looking statement. Non‐GAAP Financial Measures This presentation contains certain non‐GAAP financial measures that are not in accordance with U.S. generally accepted accounting principles (GAAP). Chemical and Talmer use certain non‐GAAP financial measures to provide meaningful, supplemental information regarding their operational results and to enhance investors’ overall understanding of Chemical’s and Talmer’s financial performance. The limitations associated with non‐GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s and Talmer’s GAAP results. For a reconciliation of these non‐GAAP financial measures to the most comparable GAAP measure, see non‐GAAP reconciliation slides located in Appendix I and Appendix II.

Overview

1	**Value creation opportunity for both CHFC and TLMR shareholders**	✓ Significant EPS accretion for both parties ✓ Combined earnings and synergies efficiently absorb incremental regulatory costs from crossing over $10 billion in assets
2	**Both CHFC & TLMR have demonstrated strong growth**	✓ Proven organic and acquisition growth initiatives ✓ Leadership in EPS growth among peers ✓ Total Return out-performance (peers and indices)
3	**High Performing *Pro Forma* profitability will drive upside**	✓ *Pro Forma* 1.2%+ ROA, ROATCE approaching 15%, Low Efficiency Ratio ✓ Stable, clean NIM, attractive asset quality, strong capital ✓ Significant revenue enhancements available
4	**Experienced and committed Board & Management team**	✓ David Ramaker (CHFC) will be CEO of the combined company ✓ TLMR executive management has significant positions in Management & Governance ✓ TLMR insiders have large interest in the *Pro Forma* company (4.6% fully diluted) ✓ TLMR Board representation (5 members / 42% of Board) consistent with ownership
5	**Creates the largest local community bank headquartered in Michigan**	✓ Southeast Michigan represents more than 50% of Michigan GDP and population ✓ Recent market disruption (other mergers announced) provide opportunity ✓ Combined footprint has access to 96% of Michigan's businesses [1]
6	**Compatible cultures, similar strategies, community orientation**	✓ Customer-facing staff substantially retained due to complementary markets ✓ Foundation and charity histories and future commitments ✓ Combination doubles legal lending limit, statewide branch system: Community Focus

Joining Two High Performing Banks

CHEMICAL FINANCIAL CORPORATION. TALMER BANCORP, INC.

(1) Source: SNL Geographic Intelligence

3

High Performing, Complementary Banks

TALMER BANCORP, INC.

CHEMICAL FINANCIAL CORPORATION

- $9.5 billion financial holding company
  - Headquartered in Midland, MI
- Preeminent MI franchise outside of Detroit MSA
  - Capitalizing on and contributing to Michigan's vibrant economy
  - Recent strategic acquisitions have enhanced organization's market presence, lending capacity and earnings power
- Proven ability to increase market share in core markets through:
  - Strong organic loan growth ($1.7 billion) over prior 3 years
  - Approximately $3.1 billion in assets acquired through open bank M&A since 2010
- Significant trust and wealth management operations (AUM of $5.0 billion)
- Strong operating performance history through cycles, including
  - Attractive NIM
  - Core efficiency ratio of 55.1%(1) in 2Q'16
  - Low cost deposit funding
  - Strong asset quality through cycles
- 9% YoY organic loan growth ($613 million)
- 3yr Total Return(3) : 57.5% (vs. KRX: 23.0%)

Creating a Preeminent Midwest Bank

- **Largest bank headquartered in Michigan**
- **$16 billion in total assets**
- **Largest MI headquartered branch distribution system**
- **Significant market share in nearly all markets of operation**
- **High Performing *Pro Forma* ROA, ROE, NIM and Efficiency** (1)(2)



Chemical
Talmer
Milwaukee
Chicago
Detroit
Cleveland
Pittsburgh
Indianapolis
Columbus

TALMER BANCORP, INC.

- $6.9 billion bank holding company
  - Headquartered in Troy, MI (Greater Detroit MSA)
- A high performing Midwest Bank
  - Built through organic growth & successful acquisitions
- Recapitalized and retooled banking platforms after the distress of the previous credit crisis
  - Completed 8 acquisitions since 2010
  - (~$6.0 billion in assets acquired)
- Strong mortgage banking platform producing $1.4 billion in originations in 2015
- Strong operating performance
  - Attractive NIM (ex. Excess Accretable Yield)
  - Core efficiency ratio of 58.4%(1) in 2Q'16
  - Low cost deposit funding
- 11.7% YoY net loan growth ($524 million)
- Total return since IPO(3): 48.9%

Source: SNL Financial and Company documents

(1) Core efficiency ratio for CHFC excludes merger related expenses; core efficiency ratio for TLMR defined as noninterest expense divided by total revenue, adjusted for (expense)/benefit due to change in the fair value of loan servicing rights, FDIC loss sharing income, transaction and integration related costs and net loss on early termination of FDIC loss share and warrant agreements and bargain purchase gains

(2) Includes impact of Durbin Amendment and other expenses associated with crossing $10 billion asset size threshold

(3) As of June 30, 2016

4

5 Rationale: Logical Fit Both Banks…  Focus on community bank lending   Emphasize building relationships with high caliber talent  Know their markets, what works, what doesn’t   Built via organic & acquisition efforts  Exhibit strong organic loan growth  Maintain strong and clean credit cultures  Delivering strong earnings and growth momentum  Strong expense controls (not “flashy” organizations)  Focus on Risk Management, Safety and Soundness  Complementary branch networks, low redundancy  CHFC market – Michigan except for Greater Detroit MSA  TLMR market ‐ Greater Detroit MSA ‐ renaissance continues  TLMR business philosophy is consistent with CHFC  TLMR becomes the Southeast MI and Northern OH Regions within CHFC Core Rationale / Fit

Vision: Creating a Preeminent Midwest Bank

TALMER BANCORP, INC.


CHFC
TLMR
Cheboygan
Alpena
Lake Huron
Owen Sound
Manistee
Tawas City
Grand Rapids
Lansing
Flint
Sarnia
London
Lake Erie
Detroit
Ann Arbor
South Bend
Toledo
Cleveland
Sandusky
Fort Wayne
Findlay
Akron
Canton
Mansfield
Lima
OHIO
INDIANA
Kokomo
Wabash
Muncie
Anderson
Newark
Cambridge
Wheeling
Springfield

- Upper Michigan
- Southwest Michigan
- Central Michigan
- Southeast Michigan
- Northern Ohio

Pro Forma Entity is Largest MI-Headquartered Bank

Rank	"Local" Rank (1)	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1		JPMorgan Chase & Co. (NY)	249	39,108	20.5%
2		Comerica Inc. (TX)	216	27,494	14.4%
3		PNC Financial Services Group (PA)	212	16,347	8.6%
4		Bank of America Corp. (NC)	127	15,677	8.2%
5		Fifth Third Bancorp (OH)	243	15,162	8.0%
6		*Pro Forma* HBAN / FMER (2)	367	14,597	7.7%
7	**1**	***Pro Forma* CHFC / TLMR**	**236**	**10,851**	**5.7%**
8	2	Flagstar Bancorp Inc. (MI)	99	7,837	4.1%
		Chemical Financial Corp. (MI)	**185**	**7,304**	**3.8%**
9		Citizens Financial Group Inc. (RI)	98	4,951	2.6%
		Talmer Bancorp Inc. (MI)	**51**	**3,546**	**1.9%**
10		Wells Fargo & Co. (CA)	18	2,691	1.4%
11		TCF Financial Corp. (MN)	54	2,600	1.4%
12	3	Mercantile Bank Corp. (MI)	54	2,281	1.2%
13	4	Independent Bank Corp. (MI)	64	1,985	1.0%
14		Old National Bancorp (IN)	36	1,333	0.7%
15	5	Macatawa Bank Corp. (MI)	30	1,333	0.7%
	Totals (1-128)		**2,766**	**190,509**	**100.0%**

Pro Forma CHFC Operating Markets

	Deposit Market Share Rank	Number of Branches	Deposits in Market ($000)	Market Share (%)
Central Michigan	1	65	2,625,086	18.5%
Upper Michigan	1	61	2,106,867	18.0%
Southwest Michigan	2	79	3,334,883	9.5%
Southeast Michigan	9	31	2,783,862	2.2%
Northern Ohio	13	27	1,095,608	1.1%

Source: SNL Financial. Deposit data as of 6/30/2015.
Note: The two branches in Indiana are not included in the Southwest Michigan region.
(1) Local is defined as banks headquartered in Michigan
(2) Does not take into account ~$1 billion of announced divestitures

6

All Major MI Markets & OH Growth Opportunity

96% of businesses / 97% of population is within *Pro Forma* MI footprint [3]

TALMER BANCORP, INC.

Southeast Michigan represents more than 50% of Michigan GDP and population – a huge opportunity with recent market disruption

Overlapping Michigan Markets

Southwest MI



CHFC: Deposits / Rank	$3.2	#3
TLMR: Deposits / Rank	$0.2	#28

Central MI



CHFC: Deposits / Rank	$2.1	#2
TLMR: Deposits / Rank	$0.6	#9

Other Markets

Northern MI



CHFC: Deposits / Rank	$2.1	#1
TLMR: Deposits / Rank	$0.0	#31

New Michigan & Ohio Markets

Southeast MI



CHFC: Deposits / Rank	$0.0	
TLMR: Deposits / Rank	$2.8	#9

Northern OH



CHFC: Deposits / Rank	$0.0	
TLMR: Deposits / Rank	$1.1	#15

Pro Forma Footprint	By State & Regional Market							
	State		*Overlapping Markets*		*Other*	*New Markets*		*Market Access*
	MI	OH	Southwest MI	Central MI	Upper MI	Southeast MI	Northern OH	Michigan Penetration
Chemical Presence	✓		✓	✓	✓			
Talmer Presence	✓	✓	✓	✓		✓	✓	
<u>*Combined Franchise*</u>								
Pro Forma Deposits ($B)	$10.9	$1.1	$3.3	$2.6	$2.1	$2.8	$1.1	
Market Share Rank	7	24	2	1	1	9	13	
Deposit Market Share (%)	5.7%	0.4%	9.5%	18.5%	18.0%	2.2%	1.1%	
<u>*Market Information (as a % of):*</u>								
% of State ($B) GDP [(1)]			12%	2%	-	53%	22%	
% of State Deposits [(2)]			18%	7%	6%	66%	35%	**98%**
% of State Businesses [(3)]			25%	13%	11%	46%	38%	**96%**
% of State Population [(3)]			25%	13%	9%	49%	37%	**97%**

(1) Source: USDOC's Bureau of Economic Analysis. Considered the largest Metropolitan Statistical Area for each region. The Upper Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis

(2) State Deposits are in billions

(3) Source: SNL Geographic Intelligence

7

8 Rationale: Clear Opportunities Complementary Franchises & Enhances Our Respective Strategies  High industrial logic in truly creating a preeminent Midwest Bank – The leading independent bank in Michigan – Material scale in communities throughout Michigan – Meaningful scale in Northern Ohio  Scale Benefits: – Regional scale to compete for any Michigan clients including increased lending limits – Platform efficiencies give advantage afforded low cost provider – Broader customer access and reach – Broadens product capabilities – $16b Pro Forma scale will mitigate the costs of crossing $10b  Complementary business lines – transportable into each other’s markets – Mortgage origination (TLMR platform) – Wealth management (CHFC platform) – Consumer lending (CHFC platform)  Wide range of “back‐fill” acquisition opportunities in Michigan  Wide range of “bolt‐on” acquisition opportunities in adjacent markets (Indiana, Ohio)

9 Economic Momentum in Michigan  Michigan ranks 6th in the country for its  creation of nearly 450,000 jobs since late  2010 (1)  Unemployment has dropped from 14.9%  in June 2009 to 4.7% in May 2016 (2)  Michigan GDP growth outpaced the  nation from 2009‐2014 with growth of  13.4% to 9.4% (3)  Ranks as 7th most competitive state for  new business investment by Site Selection  Magazine (4)  New investment from global companies  has grown by $8.4 billion since 2010 (5)  From 2nd worst to 13th best corporate tax  climate as rated by Tax Foundation  10th largest state by population  8th ranked state in number of skilled trade  workers (2)  Top ranked state in the country for  electrical, mechanical and industrial  engineers (2)  A $1.5 billion structural budget deficit has  been eliminated (6)  Extensive recent investment in  infrastructure  Passage of Right‐to‐Work legislation and  other pro‐innovation policies in recent  years  Recent Performance Assets for Future Growth 1) Michigan Economic Development Corporation 2) US Bureau of Labor Statistics 3) Michigan Economic Development Corporation 4) January 2016 5) FDImarkets.com 6) Michigan Department of Technology, Management and Budget

Preeminent Midwest Bank for All Constituencies

TALMER BANCORP, INC.

Shareholders

- ▲ EPS accretion to all shareholders, leading growth rate
- ▲ Material dividend accretion to TLMR shareholders
- ▲ Potential Market Value Creation (P/E lift, new peer group)
- ▲ Diversification in earnings
- ▲ Efficiently deploy capital in low premium merger
- ▲ Improves already strong operating metrics, inclusive of Durbin costs
- ▲ Upstream buyer field is likely to expand on net basis (coherent franchise)
- ▲ Potential attractive target bank opportunity field expands
- ► Temporary hiatus in acquisition plans and share repurchases

Borrowers / Depositors

- ▲ Primary core funded bank allows sustained lending through cycles
- ▲ CHFC's credit quality history offers evidence of lending through cycles
- ▲ Statewide locations make banking with TLMR+CHFC easier
- ▲ Greater legal lending limit provides greater lending capacities
- ▲ Wider product suite (treasury, wealth mgmt., enhanced mortgage)
- ▲ Ability to offer more products per customer relationship
- ▲ CHFC brings consumer (auto) lending

Local Communities

- ▲ CHFC's & TLMR's commitment and strength in community banking
- ▲ In-state Headquarters (largest bank headquartered in Michigan)
- ▲ CHFC's regional organization brings local lending authorities
- ▲ *Pro Forma* CHFC+TLMR may de-emphasize out-of-market lending and reallocate resources (loans/employees) to combined footprint
- ▲ Foundation and charity histories and future commitments
- ▲ CHFC local tax-credit unit offers unique financing options for challenging projects in TLMR markets
- ▲ CHFC Cares Days (in-community works)

Employees / Culture

- ▲ Up-tiered size increases public identity and recruiting capacities
- ▲ CHFC's community banking model fits with TLMR culture
- ▲ TLMR employees have significant roles in Pro Forma company
- ▲ Combined management and governance line-up provides integration benefits and guidance
- ▲ TLMR & CHFC customer-facing employees substantially retained due to complementary market presence
- ► Target cost savings achievement predicated upon elimination of redundant positions within TLMR+CHFC, creating some employee displacement

10

11 Integration Progress Proceeding on Schedule  $52 million cost savings opportunities have been identified and on track for full  realization in 2017  Company wide organization charts have been created utilizing the strengths of  both organizations  Core systems have been selected and integration planning has begun in earnest  Planning for comprehensive DFAST implementation has been initiated   Recruiting efforts underway to hire additional sales talent in middle market  commercial lending and wealth management  Integration management team featuring leaders from both organizations meeting  weekly to recognize opportunities and manage progress  — Holding company merger expected during the third quarter of 2016 — System conversions expected in November 2016 — Core competency for both organizations

12 Financial Metrics Combined Company Positioned for Significant Upside  Note: CHFC and TLMR financial figures based on June 30, 2016 financials; peer figures are for the most recent quarter available and the source is SNL Financial. (1) The Pro Forma profitability figures are presented for 2017 and balance sheet at June 30, 2016 .  Includes purchase accounting; assumes fully phased in transaction adjustments  (2) Peers include mainland public banks and thrifts with total assets between $10 billion and $25 billion and ROATCE greater than 10.00%; peer data as of January 29, 2016  (3) CHFC and TLMR EPS stand alone estimates are FactSet Consensus estimates prior to announcement of the merger

13 Diversified Loan Portfolio and Low Cost Core  Deposit Base Source: SNL Financial, Company documents (1) Excludes purchase accounting adjustments Note: Data as of December 31, 2015 Commercial 26.2% CRE 32.6% C&D 5.0% Res Mtg 32.2% Jumbo 9.4% NIB 25.9% IBD 25.1% MMDA & SAV 26.9% Retail 12.7% Jumbo 21.7% NIB 20.2% IBD 17.0% MMDA & SAV 26.2% Retail 14.9% Jumbo 14.4% NIB 23.6% IBD 21.8%MMDA & SAV 26.6% Retail 13.6% MRQ Yield on Loans: 4.16% Total Loans: $7.3bn MRQ Yield on Loans: 4.83% Total Loans: $4.8bn Total Loans: $12.1bn MRQ Cost of Deposits: 0.22% Total Deposits: $7.5bn MRQ Cost of Deposits: 0.44% Total Deposits: $5.0bn Total Deposits: $12.5bn Consumer 4.0% Commercial 26.2% CRE 29.0% C&D 3.2% Res Mtg 19.7% Consumer 21.9% Commercial 26.2% CRE 30.5% C&D 3.9% Res Mtg 24.7% Consumer 14.8% L o a n   C o m p o s i t i o n Chemical Financial Corporation Talmer Bancorp, Inc. Pro Forma(1) D e p o s i t   C o m p o s i t i o n Chemical Financial Corporation Talmer Bancorp, Inc. Pro Forma(1)

14 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 $   P e r   S h a r e Performance & Expectations SNL Core EPS Common Dividend Consistent EPS Growth Performance Analyst  Consensus  Consistent growth and performance for shareholders through economic cycles  Merger creates the opportunity to strengthen the foundation for delivering  sustainable, strong EPS growth into the future Source: SNL Financial Consensus EPS Consensus Dividend

15 Merger Transaction Summary Corporate Entity Issues Consideration Management Board Composition Required Approvals Expected Close • Third quarter of 2016 Approval of CHFC and TLMR shareholders • Customary regulatory approvals • 7 CHFC directors (58%)   /    5 TLMR  directors   (42%) • Significant management representation from both companies Option Treatment • Between 75% and 100% of TLMR options will be converted into CHFC options  at closing, a max of 25% of TLMR options may be cashed out at closing • CHFC issues shares to TLMR shareholders • Substantially all stock (Approximately 90% stock / 10% cash consideration) • 0.4725 CHFC shares and $1.61 of cash for each TLMR share • Fixed exchange ratio • CHFC is the legal and accounting acquirer (size, FMV considerations) • Brand:  Chemical Bank (1) Represents fully diluted ownership Transaction • Merger of Equals Pro Forma Ownership (1) • 54% Chemical Financial / 46% Talmer

Closing Remarks and Questions KBW Community Bank Investor Conference

Appendix I

Chemical Financial Corporation 2016 Second Quarter Earnings Results

Q2 2016 Highlights 19 • Diluted earnings per share of $0.67, up 12% from 1st qtr. 2016 and up 24% from 2nd qtr. 2015 • Diluted earnings per share, excluding merger and acquisition‐related transaction expenses  (“transaction expenses”), of $0.72; up 11% from 1st qtr. 2016,  while up 18% over 2nd qtr. 2015 ─ Higher net interest income resulting from loan growth and an increase in interest accretion ─ Semi‐annual FRB dividend income and seasonal wealth management revenue ─ Operating expense management • Return on average assets and return on average equity of 1.11% and 10.0%, respectively, in 2nd qtr.  2016 (1.19% and 10.8%, respectively, excluding transaction expenses) • Loan Growth  ─ Organic:  $280 million in 2nd qtr. 2016 (11% commercial, 20% commercial real estate,  12% residential mortgage and 57% consumer loans) • Asset quality ratios ─ Reduction in nonperforming loans of $11 million, or 15% ─ Net loan charge‐offs/total loans of 0.10% ─ Nonperforming loans/total loans of 0.81% at 6/30/2016; down from 0.99% at 3/31/2016

(in thousands except  per share data) 2016 2nd Qtr. 2016 1st Qtr. 2015 2nd Qtr. Net interest income $77,495 $74,330 $65,735 Provision for loan losses 3,000 1,500 1,500 Noninterest income 20,897 19,419 20,674 Operating expenses(1) 56,031 56,293 53,328 Transaction expenses 3,054 2,594 3,457 Net income 25,707 23,262 19,024 Net Income, excl. transaction expenses 27,692 24,948 21,683 Diluted EPS 0.67 0.60 0.54 Diluted EPS, excl. transaction expenses 0.72 0.65 0.61 Avg. Diluted Shares Outstanding 38,600 38,521 35,397 Return on Avg. Assets 1.11% 1.01% 0.94% Return on Avg. Shareholders’ Equity 10.0% 9.2% 8.6% Efficiency Ratio 55.1% 58.8% 60.5% Tangible Equity/Total Assets 8.2% 8.2% 7.8% Tangible Book Value/Share $19.68 $19.20 $17.89 Income Statement Highlights Financial Highlights 20 Prior Quarter Comparison • Higher net interest income due  to loan growth and interest  accretion and semi‐annual FRB  dividend in 2nd Qtr. • Higher noninterest income due  to seasonal wealth  management income and fees  on deposit accounts • Management of operating  expenses • Offset partially by increase in  provision for loan losses due to  strong loan growth Prior‐Year Quarter Comparison • Significant increase in net  interest income; attributable to  $613 million, or 9%, organic  growth in total loans during the  twelve months ended June 30,  2016 • Impact of acquisitions  (1)Excludes merger and acquisition‐related transaction expenses (“transaction expenses”)

$13.8 $16.2 $16.8 $15.3 $17.8 $19.0 $24.5 $25.5 $23.3 $25.7$0.47 $0.72 $0.00 $0.50 $1.00 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 EP S N e t   I n c o m e Transaction Expenses (after‐tax) Net Income EPS, Excluding Transaction Expenses Net Income 2014 2015 2016 Net Income Trending Upward ($ Millions, except EPS data) 21 (1)Net Income (2)Net Income, excluding transaction expenses (Non‐GAAP)  2015 Total: $86.8(1); $92.3(2)2014 Total: $62.1(1); $66.7(2) 2016 YTD: $49.0(1); $52.6(2) $21.7 $27.7 $24.9 $16.7

$78  $53  $39  $54  $31 $57 $33 $159 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Organic Loan Growth ($ Millions) 22 Quarterly Organic Loan Growth Trends Organic Loan Growth – 2016 Q2Organic Loan Growth – 2015 Q2 2014 ‐ $565 2015 ‐ $476 2016 ‐ $376 $106 $145 $142 $15 $172 $224 $181 $280 $56 $280$224 $96

$2.0  $1.8 $2.1  $1.4  $0.2  Noninterest‐bearing Demand Deposits Interest‐bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits $6,204 $6,709 $7,453 $7,449 $7,535 $7,528 0.22% 0.22% 0.23% 0.22% 0.22% 0.23% 0.00% 0.25% 0.50% $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q1 Q2 Q3 Q4 Q1 Q2 I n t e r e s t   R a t e   P a i d T o t a l   A v e r a g e   D e p o s i t s   ( $   M i l l i o n s ) Deposits Cost of Deposits(1) $1.9  $1.6 $2.0  $1.5  $0.3  Deposit Composition 23(1) Cost of deposits based on period averages Average Deposits ($ Millions) & Cost of Deposits (%) Total Deposits ($ Billions) 2015 2016 Total Deposits – June 30, 2015 $7.3 Total Deposits – June 30, 2016 $7.5 $0.1  $0.2 $0.1  ($0.1)  ($0.1)  Organic  $0.2, 2.4%

Funding Breakdown ($ Billions) 24 +11.3% March 31, 2016 June 30, 2016 Average Cost of Funds Q2 2016 – 0.27%Average Cost of Funds Q1 2016– 0.25% $8.2 Billion $8.4 Billion $6.0 $1.4 $0.3 $0.5 $5.9 $1.4 $0.3 $0.8 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (brokered deposits ‐ $0.2, FHLB advances ‐ $0.6) Interest and noninterest-bearing, demand, savings, money market Average cost of wholesale borrowings – 1.11% Average cost of wholesale  borrowings – 1.28%

$1.6 $1.5 $1.5 $1.5 $1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $2.2 $2.2 $2.3 $2.8 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Provision for Loan Losses Net Loan Losses $148 $106 $91 $82 $71 $84 $73 $62 $0 $80 $160 YE 2010 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 2016 Q1 2016 Q2 Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses 25 Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) ALL NPLs 2014 2015 2016 Originated Loans ($ billions) $3.1 $3.3 $3.8 $4.3 $5.0 $5.8 $6.0 $6.4 Acquired Loans ($ billions) 0.6 0.5 0.4 0.3 0.7 1.5 1.4 1.2 Total Loans ($ billions) $3.7 $3.8 $4.2 $4.6 $5.7 $7.3 $7.4 $7.6 ALL $90 $88 $84 $79 $76 $73 $70 $72 ALL/ Originated Loans 2.86% 2.60% 2.22% 1.81% 1.51% 1.26% 1.17% 1.12% NPLs/ Total Loans 4.01% 2.77% 2.18% 1.76% 1.25% 1.15% 0.99% 0.81% Nonaccretable Discount (Credit Mark)/ Acquired Loans 6.5% 6.6% 6.0% 7.8% 5.4% 4.4% 4.5% 4.1%

Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend) Net Interest Income  26 3.55% 3.59% 3.55% 3.64% 3.60% 3.70% 0.04% 0.04% 0.03% 0.04% 0.03% 0.11% 4.16% 4.17% 4.15% 4.16% 4.13% 4.19% 0.00% 2.50% 5.00% 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Net Interest Margin and Loan Yields Net Interest Margin Purchase Accounting Accretion on Loans Loan Yields $59.2 $65.7 $73.6 $75.5 $74.3 $77.5 $20 $30 $40 $50 $60 $70 $80 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 N e t   I n t e r e s t   I n c o m e ( $   M i l l i o n s ) 2015 2016 2015 2016 Net Interest Income

$6.3 $6.9 $7.4 $6.9 $7.1 $7.2 $5.1 $5.6 $4.7 $5.2 $5.2 $5.8 $5.9 $6.5 $6.7 $6.4 $5.7 $6.3 $1.4 $1.7 $1.4 $1.6 $1.4 $1.6 $0.6 $0.0 $11.0 $22.0 Q1 Q2 Q3 Q4 Q1 Q2 Other Wealth Management Service Charges Mortgage Banking Revenue Investment Securities Gain Non‐Interest Income 2015 2016 Quarterly ( $   M i l l i o n s ) 27 $20.7 $19.3 $19.4$20.1$20.2 $20.9

$13.0 $13.1 $12.5 $33.0 $33.9 $33.1 $4.6 $4.9 $5.5 $5.1 $4.4 $4.9 $2.1 $2.6 $3.1 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Other Compensation Occupancy Equipment Transaction Expenses Operating Expenses 2015 2016 Quarterly 28 ( $   M i l l i o n s ) $56.8 $51.0 $58.3 $56.0 $57.8 $59.1 $56.3 $58.9 $55.7

Capital Ratio Peer  Average(1) 3/31/2016 CHFC 3/31/2016 CHFC 6/30/2016 Chemical  Bank  6/30/2016 Required  Basel III  (Fully Phased) Tangible Common Equity /  Tangible Assets (%) 9.0 8.2 8.2 NA NA Tier 1 Leverage Ratio (%) 10.1 8.5 8.6 8.7 5.0 Common Equity Tier 1 Capital  Ratio (%) NA 10.6 10.4 10.5 7.0 Tier 1 Capital Ratio (%) 11.7 10.6 10.4 10.5 8.5 Total Risk‐Based Capital Ratio (%) 13.1 11.5 11.4 11.4 10.5 Capital Ratios 29 Capital Ratios (1)Source SNL Financial – MBFI, UBSI, ONB, OZRK, FMBI, HOMB, PNFP, WSBC, HTLF, FFBC, PRK, FRME, TLMR, FCF,  STBA, SRCE,  GSBC  and CTBI (ordered by asset size).

6/30/2015 6/30/2016 Tangible Book Value / Share $17.89 $19.68 Tangible Common Equity / Total Assets 7.8% 8.2% Leverage Ratio 8.3% 8.6% Common Equity Tier 1 Capital 10.3% 10.4% Tier 1 Capital 10.5% 10.4% Total Risk‐Based Capital 11.6% 11.4% Capital $19.68 $1.04 $0.10 $17.89 $2.73 $0.20 $0 $5 $10 $15 $20 $25 TBV @ 6/30/2015 Net Income (Excl. Transaction Expenses) Dividends Talmer (Merger Expenses) AOCI Adj. & Other TBV @ 6/30/2016 30 Tangible Book Value and Capital Ratios Tangible Book Value (TBV) Roll Forward

Appendix: Non‐GAAP Reconciliation (Dollars in thousands, except per share data) 2Q 2016 1Q 2016 2Q 2015 Shareholders’ equity $1,050,299 $1,032,291 $980,791 Goodwill, CDI and non‐compete agreements, net of tax (297,044) (297,821) (299,109) Tangible shareholders’ equity $753,255 $734,470 $681,682 Common shares outstanding 38,267 38,248 38,110 Tangible book value per share $19.68 $19.20 $17.89 Net income $25,707 $23,262 $19,024 Transaction expenses, net of tax 1,985 1,686 2,659 Net income, excluding transaction expenses $27,692 $24,948 $21,683 Diluted earnings per share $0.67 $0.60 $0.54 Effect of transaction expenses, net of tax 0.05 0.05 0.07 Diluted earnings per share, excluding transaction expenses $0.72 $0.65 $0.61 Average assets $9,332,398 $9,241,034 $8,117,138 Return on average assets 1.11% 1.01% 0.94% Effect of transaction expenses, net of tax 0.08% 0.08% 0.13% Return on average assets, excluding transaction expenses 1.19% 1.09% 1.07% Average shareholders’ equity $1,033,014 $1,017,929 $884,863 Return on average shareholders’ equity 10.0% 9.2% 8.6% Effect of transaction expenses, net of tax 0.8% 0.7% 1.2% Return on average shareholders’ equity, excluding transaction   expenses 10.8% 9.9% 9.8% 31

Appendix II

Talmer Bancorp 2016 Second Quarter Earnings Results

(1) Denotes a non-GAAP financial measure, see section entitled “Reconciliation of Non-GAAP Financial Measures” Income Statement Highlights 34 (in thousands except per share data) 2016 2nd Qtr. 2015 2nd Qtr. 2016 1st Qtr. Net interest income $57,394 $49,609 $56,098 Provision (benefit) for loan losses 3,208 (7,313) (1,111) Noninterest income 17,240 22,098 13,624 Operating expenses 45,929 53,293 48,270 Net income 20,153 17,548 21,155 Diluted EPS Core diluted EPS(1) 0.28 0.28 0.23 0.31 0.30 0.28 Avg. diluted shares outstanding 69,973 74,900 69,706 Return on avg. assets (annualized) 1.19% 1.11% 1.27% Return on avg. shareholders’ equity (annualized) Efficiency ratio 10.62 61.5 9.26 69.2 11.49 74.3 Core efficiency ratio(1) 58.38 68.54 59.46 Tangible avg. equity / Tangible avg. assets(1) Book value per share 11.02 $11.44 11.79 $11.20 10.88 $10.97 Tangible book value/share(1) $11.22 $10.53 $10.97 Prior-Year Quarter Comparison • Significant increase in net interest income attributable to early termination of FDIC loss sharing agreements • Controlled expense growth and lower overall share count due to repurchases Prior Quarter Comparison • Loan growth of 10.3% on an annualized basis • Improved efficiency ratio

• Accretable yield(1) results from the purchase accounting applied to acquired loans – Accretable yield includes both the expected coupon rate of the loan and the discount accretion • The chart below provides a comparison of the actual NIM earned compared to the NIM that would have been earned if it reflected just the expected coupon rate and removes the negative accretion on the FDIC indemnification asset (prior to 4Q 2015), the “Adjusted NIM” – This difference is the excess accretable yield (“EAY”) – EAY is earned over the life of the loan • For example, in 2Q 2016 Talmer’s NIM would have decreased by 0.45% from 3.73% to 3.28% if the EAY was not included Net Interest Margin Trends 35 Excess Accretable Yield was a benefit of 48 bps for 1Q 2016 and 45 bps for 2Q 2016 (1) The accretable yield represents the excess of the net present value of expected future cash flows over the acquisition date fair value and includes both the expected coupon of the loan and the discount accretion. The difference between the actual yield earned on total loans and the yield generated based on the expected coupon represents excess accretable yield. In addition, prior to the fourth quarter of 2015, our net interest margin was adversely impacted by the negative yield on the FDIC indemnification asset. The negative yield on the FDIC indemnification asset partially offset the benefits provided by the excess accretable yield discussed previously. Adjusted NIM is equal to the sum of the excess accretable yield and the negative yield on the FDIC indemnification asset. 4.89 4.40 4.74 4.73 3.74 4.03 4.11 3.72 3.95 4.34 4.05 3.89 3.80 3.50 3.76 3.89 3.73 3.73 4.22 3.95 4.09 4.01 3.36 3.68 3.59 3.36 3.90 3.72 3.70 3.64 3.76 3.41 3.46 3.37 3.25 3.28 2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 1Q '12 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 N I M ( % ) Reported NIM Adjusted NIM

36 Effectiveness in Building Recurring Earnings Streams • During periods without bargain purchase gains, Talmer experienced an average ROA of 1.07% • Earnings performance has been driven by: – Maintaining and developing the core customer base – Investing in infrastructure, creating efficiencies – Building organic loan growth capacity to pace acquired loan run-off • Importantly, Talmer has maintained a low cost of deposits – Total deposits costs were 0.42% for 2Q 2016 Profitability Over Time for Talmer (ROAA) 13.88 Average ROA of 1.07% in periods without BPGs (denoted by blue bars) CF Bancorp First Banking Center Peoples State Bank Community Central Bank First Place Bank 5.06 Michigan Commerce Bank Denotes period with an acquisition 1.70 1.42 2.76 2.25 1.10 0.54 0.72 0.78 1.06 1.33 1.25 0.89 1.08 2.75 1.51 1.36 0.85 0.62 1.11 1.23 0.80 1.27 1.19 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 '10Q2 '10Q3 '10Q4 '11Q1 '11Q2 '11Q3 '11Q4 '12Q1 '12Q2 '12Q3 '12Q4 '13Q1 '13Q2 '13Q3 '13Q4 '14Q1 '14Q2 14Q3 '14Q4 '15Q1 '15Q2 '15Q3 '15Q4 '16Q1 '16Q2 R O A A ( % )

(1) Our allowance for loan losses was $51.6 million, or 1.02% of total loans, at 6/30/2016, compared to $62.4 million, or 4.72%, of total loans at 12/31/2012. The decline in the ALLL / Total Loans at 6/30/2016, compared to 12/31/2012, was due to the addition of loans we acquired in our acquisitions of First Place Bank, Talmer West Bank and First of Huron Corp. which were recorded at their estimated fair value, including a credit mark of the acquired loans at the acquisition date, and which did not include a separate allowance for loan losses. The credit marks at acquisition were 6.4% for First Place Bank, 9.1% for Talmer West Bank and 5.4% for First of Huron Corp. 37 Asset Quality • All acquired loans were marked to fair market value at the date of acquisition • At 2Q 2016, NPLs to total loans was 0.91%, ALLL to total loans was 1.02% • At 4Q 2015, NPLs to total loans was 1.20%, ALLL to total loans was 1.12% Commentary & Perspectives Nonperforming Asset Trends Reserve Levels (1) 1.18 1.20 1.79 1.55 1.78 1.55 1.64 1.33 1.30 1.18 0.96 0.14 0.41 1.30 1.40 1.34 1.25 1.32 1.14 1.20 1.08 0.91 - 0.50 1.00 1.50 2.00 2010Y 2011Y 2012Y 2013Y 2014Y 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q' 16 N P A s & N P L s ( % ) NPAs / Assets NPLs / Total Loans 1.93 5.04 4.72 1.93 1.30 1.17 1.17 1.19 1.12 1.06 1.02 - 1.00 2.00 3.00 4.00 5.00 6.00 R e s e r v e s ( % ) ALLL / Loans

38 Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per shara data) 2Q '16 1Q '16 2Q '15 Total Shareholders' Equity 768,975$ 748,670$ 766,406$ Less: Core Deposit Intangibles 11,593 12,196 14,131 Goodwill 3,524 3,524 3,524 Tangible Shareholders' Equity 753,858$ 732,950$ 748,751$ Shares Outstanding (000) 67,195 66,844 71,129 Book Value per Share 11.44$ 11.20$ 10.77$ Tangible Book Value per Share 11.22 10.97 10.53 Average Assets 6,764,256$ 6,639,603$ 6,296,629$ Average Equity 759,104 736,379 758,284 Average Core Deposit Intangibles 11,886 12,519 14,465 Average Goodwill 3,524 3,524 3,524 Tangible Average Equity to Tangible Average Assets 11.02% 10.88% 11.79% Net Income 20,153$ 21,155$ 17,548$ Average Tangible Common Equity (avg. equity less avg. core deposits and goodwill) 743,694 720,336 740,295 Return on average tangible common equity (annualized) 10.84% 11.75% 9.48%

39 Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per shara data) 2Q '16 1Q '16 2Q '15 Net interest income 57,394$ 56,098$ 49,609$ Noninterest income 17,240 13,624 22,098 Total revenue 74,634 69,722 71,707 Less: (Expense)/benefit due to change in the fair value of loan servicing rights (3,499) (6,625) 3,146 FDIC loss sharing income - - (5,928) Total core revenue 78,133$ 76,347$ 74,489$ Total noninterest expense 45,929 48,270 53,293 Less: Transaction and integration related costs 312 2,874 419 Property efficiency review - - 1,820 Total core noninterest expense 45,617$ 45,396$ 51,054$ Efficiency ratio 61.5% 69.2% 74.3% Core efficiency ratio 58.4% 59.5% 68.5% Diluted EPS available to common shareholders 0.28$ 0.30$ 0.23$ Impact to pre-tax net income due to non-core items listed above (3,811)$ (9,499)$ (5,021)$ Estimated income tax impact of above non-core items 1,212 3,022 1,597 Excess tax benefit realized 2,612 1,472 - Benefit due to finaliztion of IRS settlement - 4,306 After-tax impact of non-core items 13 (699) (3,424) Portion of non-core items applicable to common shareholders - (21) (34) Impact of non-core items applicable to common shareholders 13 (720) (3,458) Weighted average common shares outstanding - diluted 70,026 69,706 74,900 Impact to diluted EPS of non-core items -$ (0.01)$ (0.05)$ Core diluted EPS of non-core items 0.28$ 0.31$ 0.28$